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                                                                    EXHIBIT 23.2

PriceWaterhouseCoopers [LOGO]
(Chinese characters]

                                                 18th Floor Beijing Kerry Centre
                                                 1 Guang Hua Lu
                                                 Chao Yang District
                                                 Beijing  100020
                                                 People's Republic of China
                                                 Telephone +86 (10) 6561 2233
                                                 Facsimile +86 (10) 8529 9000

                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement on Form F-3 of our report dated April 7, 2003 relating to the financial statements, which appears in NetEase.com, Inc.'s Annual Report on Form 20-F for the year ended December 31, 2002. We also consent to the reference to us under the heading "Independent Auditors" in such Registration Statement.


/s/PricewaterhouseCoopers

Beijing, China
October 6,  2003